                           SCIOTO INVESTMENT COMPANY
                                 COLUMBUS, OHIO



                                 ANNUAL REPORT



                                   YEAR ENDED
                               DECEMBER 31, 1998

                            SCIOTO INVESTMENT COMPANY
              c/o 4561 Lanes End Street, Columbus, Ohio 43220-4254
-------------------------------------------------------------------------------

Directors:

Stephen Kellough           Marilyn B. Kellough             Arthur D. Herrmann
Donald C. Fanta              Kent K. Rinker                    John Josephson

                               Executive Officers:

                    Stephen Kellough, President and Treasurer
                Marilyn B. Kellough, Vice President and Secretary

Transfer Agent and Registrar for Scioto Investment Company's Class A Common
Stock: National City Bank, Stock Transfer Department, Corporate Trust Operations, 4100 West 150th Street, 3rd Floor, Cleveland, Ohio 44135-1385


          U.S. Average Annual
         Inflation Rate, Based
        upon the Consumer Price
         Index, as a Per Cent,
             for Each Year


                                                                                         Class A Common
                                                                                          Stock Market
                                                  Weighted Average                      Price per Share,
                                                  Maturity Term of                         in Dollars,
                                                 the Company's Bond                      at December 31
                                                Portfolio, in Years,                     --------------
                                                   at December 31                     Bid
                                                   -------------                      ---
1976                                4.8

1977                                6.8

1978                                9.0

1981                                8.9

1984                                3.9

1985                                3.8                  7.1                         7.00

1986                                1.1                  7.0                         7.50

1987                                4.4                  6.2                         7.50

1988                                4.4                  6.0                         8.20

1989                                4.6                  3.8                         9.00               Asked
                                                                                                        -----

1990                                6.1                  3.3                        12.00

1991                                3.1                  3.0                        12.00               15.00

1992                                2.9                  2.8                        11.50               14.50

1993                                2.7                  2.0                        11.00               15.00

1994                                2.7                  1.4                        12.00               14.00

1995                                2.5                  1.4                        11.50               14.00

1996                                3.0                  2.0                         8.00

1997                                1.7                  1.4

1998                                1.6                  3.5

                            SCIOTO INVESTMENT COMPANY
                            -------------------------
                            c/o 4561 LANES END STREET
                            COLUMBUS, OHIO 43220-4254


Dear Fellow Shareholders:

         Scioto Investment Company earned net investment income of $0.53 per share in 1998, unchanged from $0.53 per share in 1997. Dividends paid to shareholders in 1998 were $0.53 per share versus $0.52 per share in 1997. The Company's net asset value per share of $17.07 at December 31, 1998 was up from the $17.04 value at December 31, 1997, while the realized and unrealized appreciation of investments was $0.03 per share in 1998 compared to no change in 1997. Please refer to the accompanying 1998 financial statements and schedules as audited by Deloitte & Touche LLP for the additional financial information relating to the Company.

         Arthur D. Herrmann has indicated that he is retiring from the Company's Board of Directors this year and is not standing for re-election as a Director at the Company's annual meeting of shareholders to be held in June, 1999. On behalf of Scioto Investment Company, I would like to take this opportunity to thank Mr. Herrmann for his insight and outstanding service to the Company for the past twenty-three years. His professionalism and expert advice will be greatly missed.

         We are pleased to announce that Paul D. Trott has been nominated to stand for election as a new Director at the annual shareholders' meeting. Mr. Trott was an employee of Big Bear Stores Company and its successor company, The Penn Traffic Company, for thirty-four years, the last eight of which were as Vice President of Finance (1989-1997).

         As described in Note 3 to the accompanying financial statements, Scioto Investment Company could be liable for the payment of certain non-cancelable lease obligations should The Penn Traffic Company, the lessee under certain applicable lease agreements, fail to pay the required rents. On March 1, 1999, The Penn Traffic Company filed a Chapter 11 Bankruptcy Petition in U.S. Bankruptcy Court in Delaware. According to the Penn Traffic press release announcing the filing, its purpose is "seeking to implement a pre-negotiated financial restructuring with the holders of its senior and subordinated notes." At this time, we are not aware of any plans by Penn Traffic to reject in the bankruptcy proceeding any of the leases as to which Scioto Investment Company could have any contingent liability.

         Scioto Investment Company is a non-diversified closed-end management company, registered under the Investment Company Act of 1940, which generally invests in federal income tax-exempt bonds rated "A" or better by Moody's before the effect of insurance coverage on the bonds, if applicable. It has qualified as a regulated investment company under the Internal Revenue Code since 1976 and expects to again so qualify in 1999. Therefore it is expected that virtually all of the Company's 1999 net investment income will be paid out to shareholders in the form of tax-exempt interest dividends in 1999.

                                        Sincerely,

                                        SCIOTO INVESTMENT COMPANY


                                        by Stephen Kellough, Chairman,
                                        President and CEO, May 5, 1999

                         [DELOITTE & TOUCHE LETTERHEAD]


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of assets and liabilities of Scioto Investment Company, including the schedules of investments, as of December 31, 1998 and 1997, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation by correspondence with the custodian of securities owned at December 31, 1998 and 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Scioto Investment Company at December 31, 1998 and 1997, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


March 19, 1999

SCIOTO INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 AND 1997
----------------------------------------------------------------------------------------------
                                                                        1998           1997
ASSETS:
  Investments in money market funds and securities - at
    quoted market value (amortized cost, 1998 - $7,548,716;
    1997 - $7,580,871) (see accompanying schedules)                  $7,582,830     $7,600,388
  Interest receivable                                                    43,653         39,531
  Cash                                                                   27,579          2,455
  Prepaid expenses                                                          584            584
                                                                     ----------     ----------

            Total assets                                              7,654,646      7,642,958
                                                                     ----------     ----------

LIABILITIES:
  Accrued expenses - professional and transfer agent fees                 7,128         11,680
                                                                     ----------     ----------

            Total liabilities                                             7,128         11,680
                                                                     ----------     ----------


NET ASSETS (net asset value per common share based
  on 447,950 common shares outstanding, 1998 - $17.07;
  1997 - $17.04)                                                     $7,647,518     $7,631,278
                                                                     ==========     ==========

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

SCHEDULES OF INVESTMENTS
DECEMBER 31, 1998 AND 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      DECEMBER 31, 1998
                                                        ----------------------------------------------------------------------------
                                                          MOODY'S
                                                         INVESTORS                     YIELD TO
                                                        SERVICE, INC.    MOODY'S       MATURITY
                                                         BOND RATING    INVESTORS     (BASED ON
                                                           BEFORE      SERVICE, INC.    QUOTED    COUPON
NAME OF ISSUER AND                                        INSURANCE     BOND RATING     MARKET   INTEREST   DUE     PRINCIPAL
  TITLE OF ISSUE                                         (UNAUDITED)    (UNAUDITED)     (VALUE)    RATE     DATE      AMOUNT
UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust                                                   4.46%     4.46%   Demand   $      149
  Cardinal Tax-Exempt Money Fund                                                         2.49%     2.49%   Demand    1,336,367
                                                                                                                    ----------
           Total unaffiliated money market funds                                                                     1,336,516
                                                                                                                    ----------
UNAFFILIATED MUNICIPAL BONDS:
  Hilliard, Ohio City School District (CSD) Series A         A1             Aa3          3.96      4.000   12/1/99     300,000
  Clermont County, Ohio Hospital FACS-B                      NR             Aa3          4.74      4.850    9/1/00     300,000
  Napoleon, Ohio CSD                                         A              NR           4.09      4.150   12/1/00     100,000
  Dublin, Ohio CSD                                           NR             A1           5.07      5.250   12/1/00     150,000
  Dublin, Ohio Local School District (LSD)                   NR             A1           6.67      7.125   12/1/00     200,000
  Hamilton County, Ohio Sewer System                         A1             Aa3          5.91      6.400   12/1/05     125,000
  Big Walnut, Ohio LSD                                       NR             NR           3.96      4.000   12/1/99     100,000
  Big Walnut, Ohio LSD                                       NR             NR           4.12      4.200   12/1/01     100,000
  Columbus, Ohio RFDG-C                                      NR             AAA          4.50      4.550   9/15/99     300,000
  Findlay, Ohio Water REV RFDG                               NR             NR           4.34      4.400   11/1/99     125,000
  Liberty, Ohio                                              NR             NR           4.09      4.150   12/1/00     100,000
  Toledo, Ohio SER-A RFDG                                    Baa1           A3           4.05      4.100   12/1/99     300,000
  Youngstown, Ohio                                           NR             Baa3         6.76      7.000   12/1/99     200,000
  Montgomery County, Ohio Beaver Creek Sewer                 NR             NR           4.74      4.900    9/1/01     200,000 (1)
  Akron, Ohio Sewer Systems                                  NR             NR           3.95      4.000   12/1/01     200,000 (1)
  Cleveland, Ohio                                            A2             A2           3.69      3.700   10/1/01     650,000 (1)
  Dayton, Ohio G/O FGIC                                      NR             A2           3.59      3.600   12/1/01     300,000 (1)
  Dayton, Ohio G/O FGIC                                      NR             A2           3.65      3.650   12/1/02     400,000 (1)
  Wooster, Ohio CSD                                          NR             NR           4.21      4.300   12/1/02     100,000 (1)
  Columbus, Ohio Mun. Arpt.                                  A              A2           4.41      4.150    1/1/03     200,000 (1)
  Ohio State PUB FACS Commn.                                 A1             Aa3          4.37      4.500   12/1/03     300,000 (1)
  Hamilton County, Ohio Waste Water System                   NR             NR           4.22      4.300   10/15/04    200,000 (1)
  Barberton, Ohio CSD                                        A3             A3           4.26      4.350   11/1/04     300,000 (1)
  University of Cincinnati, Ohio                             A2             A2           4.31      4.400   12/1/05     400,000 (1)
  Ohio State PUB FACS Commn. Higher                          A1             Aa3          4.03      4.000    6/1/06     300,000 (1)
  Ohio State PUB FACS Commn. Higher                          A1             Aa3          4.12      4.100    6/1/07     200,000 (1)
  Lucas County, Ohio, Improvement Revenue                                                          5.250    2/1/98             (2)
  Ohio State FACS Vern Riffe A                                                                     4.000   10/1/98             (2)
  Montgomery County, Ohio Waste                                                                    4.100   11/1/98             (2)
  Cuyohoga County, Ohio, LTGO                                                                      4.100   11/15/98            (2)
  Toledo, Ohio Waterworks REV                                                                      4.250   11/15/98            (2)
  Marietta, Ohio Water REV                                                                         4.300   12/1/98             (2)
  Canton, Ohio Waterworks System Import                                                            5.000   12/1/98             (2)
  Montgomery County, Ohio                                                                          5.300   12/1/98             (2)
  Westerville, Ohio                                                                                4.250   12/1/98             (2)
  Springfield, Ohio LSD IMPT UT                                                                    6.125   12/1/98             (2)
  Columbus, Ohio CSD RFDG                                                                          4.450   12/1/98             (2)
  Springboro Community, Ohio                                                                       3.800   12/1/98             (2)
  Hilliard, Ohio Series A                                                                          3.900   12/1/98             (2)
  Upper Arlington, Ohio                                                                            3.800   12/1/98             (2)
                                                                                                                    ----------
          Total unaffiliated municipal bonds                                                                         6,150,000
                                                                                                                    ----------

TOTAL                                                                                                               $7,486,516
                                                                                                                    ==========

Ratings shown have not been audited by Deloitte & Touche LLP.
(1) Total principal amount of 1998 purchases - $3,750,000.
(2) Total principal amount of 1998 maturities - $3,885,000.

See notes to financial statements.





--------------------------------------------------------------------------------------- --------------------------------------------
                                                         DECEMBER 31, 1998                          DECEMBER 31, 1997
                                            ------------------------------------------- --------------------------------------------

                                                                             % OF TOTAL                                   % OF TOTAL
                                                                             PORTFOLIO                                     PORTFOLIO
                                             ANNUAL                          (BASED ON                                     (BASED ON
                                             COUPON                 QUOTED     QUOTED                             QUOTED     QUOTED
NAME OF ISSUER AND                          INTEREST  AMORTIZED     MARKET     MARKET   PRINCIPAL   AMORTIZED     MARKET     MARKET
  TITLE OF ISSUE                             INCOME      COST       VALUE      VALUE)    AMOUNT        COST       VALUE      VALUE)

UNAFFILIATED MONEY MARKET FUNDS:
  Cardinal Government Securities Trust      $      7  $      149  $      149            $      142  $      142  $      142
  Cardinal Tax-Exempt Money Fund              33,276   1,336,367   1,336,367   17.63%    1,241,166   1,241,166   1,241,166   16.33%
                                            --------  ----------  ----------  ------    ----------  ----------  ----------  ------

           Total unaffiliated money market
             funds                            33,283   1,336,516   1,336,516   17.63     1,241,308   1,241,308   1,241,308   16.33
                                            --------  ----------  ----------  ------    ----------  ----------  ----------  ------

UNAFFILIATED MUNICIPAL BONDS:
  Hilliard, Ohio City School District (CSD)
    Series A                                  12,000     300,000     302,712    3.99       300,000     300,000     300,375    3.95
  Clermont County, Ohio Hospital FACS-B       14,550     303,200     306,573    4.04       300,000     305,120     305,904    4.02
  Napoleon, Ohio CSD                           4,150     100,000     101,406    1.34       100,000     100,000     100,546    1.32
  Dublin, Ohio CSD                             7,875     153,288     155,131    2.04       150,000     155,004     154,992    2.04
  Dublin, Ohio Local School District (LSD)    14,250     210,216     213,468    2.82       200,000     215,546     216,656    2.85
  Hamilton County, Ohio Sewer System           8,000     131,963     135,225    1.78       125,000     134,844     136,386    1.79
  Big Walnut, Ohio LSD                         4,000     100,000     100,867    1.33       100,000     100,000     100,031    1.32
  Big Walnut, Ohio LSD                         4,200     100,000     101,798    1.34       100,000     100,000     100,359    1.32
  Columbus, Ohio RFDG-C                       13,650     301,085     303,276    4.00       300,000     302,617     303,375    4.00
  Findlay, Ohio Water REV RFDG                 5,500     125,396     126,443    1.67       125,000     125,870     125,995    1.66
  Liberty, Ohio                                4,150     100,000     101,391    1.34       100,000     100,000     100,218    1.32
  Toledo, Ohio SER-A RFDG                     12,300     300,000     302,964    4.00       300,000     300,000     300,936    3.97
  Youngstown, Ohio                            14,000     204,561     206,944    2.73       200,000     209,537     210,280    2.77
  Montgomery County, Ohio Beaver Creek Sewer   9,800     206,945     206,610    2.73
  Akron, Ohio Sewer Systems                    8,000     200,000     202,196    2.66
  Cleveland, Ohio                             24,050     655,987     651,157    8.58
  Dayton, Ohio G/O FGIC                       10,800     300,000     300,324    3.96
  Dayton, Ohio G/O FGIC                       14,600     400,000     399,268    5.26
  Wooster, Ohio CSD                            4,300     102,724     102,015    1.35
  Columbus, Ohio Mun. Arpt                     9,000     201,421     203,816    2.69
  Ohio State PUB FACS Commn.                  13,500     311,387     308,796    4.07
  Hamilton County, Ohio Waste Water System     8,600     200,000     203,666    2.69
  Barberton, Ohio CSD                         13,050     300,000     306,282    4.04
  University of Cincinnati, Ohio              17,600     402,617     407,736    5.38
  Ohio State PUB FACS Commn. Higher           12,000     300,000     297,522    3.92
  Ohio State PUB FACS Commn. Higher            8,200     201,410     198,728    2.62
  Lucas County, Ohio, Improvement Revenue                                                  120,000     119,966     120,168    1.58
  Ohio State FACS Vern Riffe A                                                             700,000     698,751     701,638    9.23
  Montgomery County, Ohio Waste                                                            100,000     100,077     100,281    1.32
  Cuyohoga County, Ohio, LTGO                                                              300,000     300,000     301,029    3.97
  Toledo, Ohio Waterworks REV                                                              200,000     200,000     200,780    2.64
  Marietta, Ohio Water REV                                                                 100,000     100,000     100,515    1.32
  Canton, Ohio Waterworks System Import                                                    115,000     115,000     116,294    1.53
  Montgomery County, Ohio                                                                  200,000     202,149     202,750    2.67
  Westerville, Ohio                                                                        200,000     200,000     200,936    2.64
  Springfield, Ohio LSD IMPT UT                                                            250,000     253,934     255,663    3.36
  Columbus, Ohio CSD RFDG                                                                  300,000     301,148     301,875    3.97
  Springboro Community, Ohio                                                               300,000     300,000     300,138    3.95
  Hilliard, Ohio Series A                                                                  400,000     400,000     400,684    5.26
  Upper Arlington, Ohio                                                                    600,000     600,000     600,276    7.90
                                            --------  ----------  ----------  ------    ----------  ----------  ----------  ------
           Total unaffiliated municipal
             bonds                           272,125   6,212,200   6,246,314   82.37     6,285,000   6,339,563   6,359,080   83.67
                                            --------  ----------  ----------  ------    ----------  ----------  ----------  ------

TOTAL                                       $305,408  $7,548,716  $7,582,830  100.00%   $7,526,308  $7,580,871  $7,600,388  100.00%
                                            ========  ==========  ==========  ======    ==========  ==========  ==========  ======

SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996, 1995, AND 1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
                                                                  1998         1997           1996           1995          1994
INVESTMENT INCOME:
  Nontaxable interest (net of bond premium amortization and
    discount accretion, 1998 - $26,421; 1997 - $30,280;
    1996 - $21,513; 1995 - $43,899; 1994 - $33,494; 1993 -
    $22,782) (Note 1)                                           $303,234     $311,905       $319,450       $332,004     $ 343,179
  Taxable interest                                                     2            6              6              6             4
                                                                --------     --------       --------       --------     ---------

           Total investment income                               303,236      311,911        319,456        332,010       343,183
                                                                --------     --------       --------       --------     ---------

OPERATING EXPENSES:
  Professional services:
    Accounting and bookkeeping                                    16,775       17,840         16,245         16,550        17,810
    Audit and tax                                                 17,793       13,479         14,800         13,250        17,400
    Legal                                                         13,010       20,411         11,101         18,139        35,622
  Transfer agent fees                                              4,705        7,352          7,135          6,207         6,341
  Directors' fees                                                  9,000        9,500          8,500          8,000         8,000
  Miscellaneous                                                    4,285        4,863          3,631          2,514         2,455
                                                                --------     --------       --------       --------     ---------

           Total operating expenses                               65,568       73,445         61,412         64,660        87,628
                                                                --------     --------       --------       --------     ---------

INVESTMENT INCOME - NET                                          237,668      238,466        258,044        267,350       255,555
                                                                --------     --------       --------       --------     ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS -
  Unrealized appreciation (depreciation) of investments           13,298       (1,132)       (22,324)        65,933      (182,473)
                                                                --------     --------       --------       --------     ---------

Net gain (loss) on investments                                    13,298       (1,132)       (22,324)        65,933      (182,473)
                                                                --------     --------       --------       --------     ---------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $250,966     $237,334       $235,720       $333,283     $  73,082
                                                                ========     ========       ========       ========     =========

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996, 1995, AND 1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          1998            1997            1996            1995            1994
INCREASE IN NET ASSETS:
  Operations:
    Investments income - net                           $  237,668      $  238,466      $  258,044      $  267,350      $  255,555
    Realized and unrealized appreciation
      (depreciation) of investments                        13,298          (1,132)        (22,324)         65,933        (182,473)
                                                       ----------      ----------      ----------      ----------      ----------

         Net increase in net assets resulting
           from operations                                250,966         237,334         235,720         333,283          73,082

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT
   INCOME - Net                                          (234,726)       (236,518)       (258,019)       (261,603)       (253,988)
                                                       ----------      ----------      ----------      ----------      ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    16,240             816         (22,299)         71,680        (180,906)

NET ASSETS AT BEGINNING OF YEAR                         7,631,278       7,630,462       7,652,761       7,581,081       7,761,987
                                                       ----------      ----------      ----------      ----------      ----------


NET ASSETS AT END OF YEAR (Including
  undistributed net investment income, 1998 -
  $190,062; 1997 - $187,120; 1996 - $185,172;
  1995 - $185,147; 1994 - $179,400)                    $7,647,518      $7,631,278      $7,630,462      $7,652,761      $7,581,081
                                                       ==========      ==========      ==========      ==========      ==========

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996, 1995 AND 1994
--------------------------------------------------------------------------------


1.   ACCOUNTING POLICIES

     ORGANIZATION - The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See
     Note 3 regarding sale of Company assets on August 30, 1976, change of business and name.

     SECURITY VALUATION - Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 1998, unrealized appreciation of investments of $34,151 consisted of $47,776 of unrealized gains and $13,625 of unrealized losses. Cost of investments is the same for Federal income tax purposes.

     SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Purchases and sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 1998 were $3,750,000 and $3,885,000, respectively. Cost of securities sold is determined using the identified amortized cost basis.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FEDERAL INCOME TAX - The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

     The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company's distributions will qualify as exempt interest dividends.

     INCOME AND EXPENSE RECOGNITION - Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated by the straight-line method, are charged or credited against interest income over the term of the bond.

2.   FINANCIAL HIGHLIGHTS

     Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 1998 is as follows:

PER SHARE DATA:                          1998         1997         1996         1995         1994
Net asset value at
  beginning of year                     $17.04       $17.03       $17.08       $16.92       $17.33
Income from investment
  operations:
  Investment income (bond interest)       0.68         0.69         0.71         0.74         0.77
  Operating expenses                     (0.15)       (0.16)       (0.13)       (0.15)       (0.20)
                                        ------       ------       ------       ------       ------
  Investment income - net                 0.53         0.53         0.58         0.59         0.57
Unrealized and realized gain
  (loss) on investments                   0.03          .00        (0.05)        0.15        (0.41)
                                        ------       ------       ------       ------       ------
        Total from investment
          operations                      0.56         0.53         0.53         0.74         0.16
                                        ------       ------       ------       ------       ------
Distributions of investment
  income - net (dividends)               (0.53)       (0.52)       (0.58)       (0.58)       (0.57)
                                        ------       ------       ------       ------       ------

Net asset value at end of year          $17.07       $17.04       $17.03       $17.08       $16.92
                                        ======       ======       ======       ======       ======

Total return (aggregate)                  3.29%        3.11%        3.08%        4.40%        0.94%

RATIOS TO AVERAGE
  NET ASSETS:                  1998            1997            1996            1995            1994
Operating expenses                0.86%           0.96%           0.80%           0.85%           1.14%
Investment income - net           3.11%           3.13%           3.38%           3.51%           3.33%

SUPPLEMENTAL DATA:

Net assets at end
  of year                   $7,647,518      $7,631,278      $7,630,462      $7,652,761      $7,581,081

Number of shares
  outstanding at end
  of year                      447,950         447,950         447,950         447,950         447,950

Portfolio turnover rate          52.86%          16.97%          50.96%          27.71%          20.60%

3.   SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES
     UNDERTAKING

     Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the "Company") entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancelable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant, The Penn Traffic Company ("Penn" a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208), during an existing exercised option period.

     Subsequent to the sale consummation on August 30, 1976, the Company's subsidiaries were liquidated and merged into the Company, and the Company's name was changed from Big Bear Stores Company, an Ohio corporation, to Scioto Investment Company, an Ohio corporation (Federal ID #31-4128470).

     As indicated above, the Company remains contingently liable for non-cancelable leases entered into prior to the date of sale of substantially all of the assets of the Company on August 30, 1976. At December 31, 1998, the remaining minimum future lease rental commitments during the non-cancelable lease terms are approximately $3,400,000 ($3,800,000 at December 31, 1997) and the total of the non-cancelable leases plus total option periods minimum future lease rental commitments are approximately $16,920,000 ($17,900,000 at December 31, 1997), before considering any offsetting rental income the Company might receive if the Company subsequently directly leases the property to other parties. These non-cancelable leases require approximately $1,040,000 ($1,000,000 at December 31, 1997) in annual minimum rentals at December 31, 1998.

     In December 1998 Penn defaulted on its debt obligations and, subsequent to year end, entered into negotiations of a debt restructuring plan with its creditors. Penn announced on February 4, 1999 that they reached an agreement and intend to implement the restructuring plan immediately. The agreement provides for prompt payment in accordance with customary terms for all of the Penn trade creditors. Based upon the current circumstances and available information, no losses have been recorded by the Company.

4.   COMMON SHARES

     The status of common shares, stated value of $66 per share, at December 31, 1998 follows:

                                  PAR               SHARES
    TITLE                        VALUE            AUTHORIZED     OUTSTANDING
    Class A                    $.0066-2/3         4,000,000        108,800
    Class B                    $.0066-2/3         1,000,000        339,150

     On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split (this adjusted the post reverse split June 30, 1976 equivalent purchase price to $825 per share) which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

     On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company's common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989 (this adjusted the post split June 30, 1976 equivalent purchase price to $16.50 per share), was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

                                     ******